Exhibit 99.2

 PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

These Purchase Agreement Master Securitization Terms Number 1000 (“Master Terms”) dated as of November 25, 2014 among (i) Blue Ridge Funding LLC (“Blue Ridge Funding”), (ii) Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Blue Ridge Funding Eligible Lender Trustee”), for the benefit of Blue Ridge Funding under the Blue Ridge Funding Interim Trust Agreement dated as of November 25, 2014 between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, (iii) Navient Funding, LLC (“Funding”), (iv) Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of Funding under the Interim Trust Agreement dated as of November 25, 2014 between Funding and the Interim Eligible Lender Trustee and (v) Navient Solutions, Inc., as servicer (the “Servicer”), shall be effective upon execution by the parties hereto.  References to Blue Ridge Funding herein mean the Blue Ridge Funding Eligible Lender Trustee acting on behalf of Blue Ridge Funding, and references to Funding herein mean the Interim Eligible Lender Trustee, acting on behalf of Funding, for all purposes involving the holding or transferring of legal title to the Eligible Loans.

WHEREAS, Blue Ridge Funding is the beneficial owner of certain student loans guaranteed under the Higher Education Act;

WHEREAS, Blue Ridge Funding may desire to sell its interest in such Loans from time to time and Funding may desire to purchase such Loans from Blue Ridge Funding;

WHEREAS, Funding desires to purchase from Blue Ridge Funding the portfolio of Initial Loans;

WHEREAS, from time to time following the Closing Date until the end of the Supplemental Purchase Period, Blue Ridge Funding may desire to sell Additional Loans and Funding may purchase such Additional Loans in accordance with these Master Terms and the related Additional Purchase Agreements;

WHEREAS, from time to time, Blue Ridge Funding may substitute loans in accordance with these Master Terms;

WHEREAS, legal title to such Loans is vested in the Blue Ridge Funding Eligible Lender Trustee, as trustee for the benefit of Blue Ridge Funding as the sole beneficiary; and

WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, Purchased Loans on behalf of Funding.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.    TERMS

These Master Terms establish the terms under which Blue Ridge Funding (and with respect to legal title, the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding) may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the

Borrowers thereunder) specified in the Initial Purchase Agreement with respect to the Initial Loans or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, as the parties may execute from time to time pursuant to these Master Terms.  The Initial Purchase Agreement and each Additional Purchase Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of these Master Terms, and shall be a separate agreement among Blue Ridge Funding, Funding, the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable.  If the terms of the Initial Purchase Agreement or an Additional Purchase Agreement conflict with the terms of these Master Terms, the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable, shall supersede and govern.

SECTION 2.    DEFINITIONS

Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of November 25, 2014, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as such appendix may be amended or supplemented from time to time with the consent of the parties hereto.

For purposes hereof:

(A)      “Account” means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

(B)      “Additional Bill of Sale” means each document, in the form of Attachment D hereto, executed by an authorized officer of Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding, Funding and the Interim Eligible Lender Trustee on behalf of Funding which shall: (i) set forth the list and certain terms of (a) Additional Loans offered by Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder or (b) Substituted Loans substituted by Blue Ridge Funding and  (ii) sell, assign and convey to Funding and the Interim Eligible Lender Trustee, for the benefit of Funding, and their assignees, all right, title and interest of Blue Ridge Funding and of the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding in the Additional Loans or Substituted Loans, as applicable, listed on the related Additional Bill of Sale and (iii) certify that the representations and warranties made by Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding pursuant to Sections 5(A) and (B) of these Master Terms, by the Servicer as set forth in Section 5(C) and by the Interim Eligible Lender Trustee as set forth in Section 5(D) are true and correct.

(C)      “Additional Loan” means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Supplemental Purchase Period pursuant to an Additional Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(D)      “Additional Loans Purchase Price” means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Purchase Agreement (which, with respect to any Additional Loan purchased with funds on deposit in the Supplemental Purchase Account, will be equal to 100% of the Principal Balance of such Additional Loan, plus accrued interest to be capitalized).

(E)      “Additional Purchase Agreement” means each Additional Purchase Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which these Master Terms form a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, Funding and the Interim Eligible Lender Trustee for the benefit of Funding, which certifies that the representations and warranties made by Blue Ridge Funding, as set forth in Sections 5(A) and (B) of these Master Terms and the representations and warranties made by the Servicer as set forth in Section 5(C) of these Master Terms are true and correct as of the related Purchase Date.

(F)      “Bill of Sale” means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

(G)      “Borrower” means the obligor on a Loan.

(H)     [Reserved].

(I)      “Conveyance Agreement” means the Conveyance Agreement Master Securitization Terms Number 1000, dated February 29, 2008, as amended and reaffirmed from time to time, among the Master Depositor, Deutsche Bank Trust Company Americas (as successor in interest to The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A.), as eligible lender trustee for the benefit of the Master Depositor, Blue Ridge Funding, as the depositor, Deutsche Bank Trust Company Americas (as successor in interest to The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A.), as eligible lender trustee for the benefit of Blue Ridge Funding, and Navient Solutions, Inc., as servicer, together with each executed Purchase Agreement (as defined therein), each executed Bill of Sale (as defined therein) and all attachments thereto.

(J)      “Cutoff Date” means the Statistical Cutoff Date, the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable.

(K)      “Eligible Loan” means a Loan offered for sale or substituted by Blue Ridge Funding under a Purchase Agreement which as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is current or not more past due than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Additional Loan or Substituted Loan:

(i)        is a Stafford Loan or a PLUS Loan (or with respect to not more than 0.6% of the Initial Loans is an SLS Loan);

(ii)      is owned by Blue Ridge Funding (or the Blue Ridge Funding Eligible Lender Trustee) and is fully disbursed;

(iii)      is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

(iv)      bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

(v)      is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

(vi)      if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii)      is current or no payment of principal or interest shall be more than 210 days past due as of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date;

(viii)      the last disbursement was before the Statistical Cutoff Date, in the case of the Initial Loans, or before the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan;

(ix)      is supported by the following documentation (which for a rehabilitated Loan, and to the extent applicable, need only be provided since the related date of such Loan’s rehabilitation in accordance with the provisions of the Higher Education Act):

1.	loan application, and any supplement thereto,

2.
original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

3.	evidence of guarantee,

4.	any other document and/or record which Funding may be required to retain pursuant to the Higher Education Act,

5.
if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Statistical Cutoff Date, in the case of the Initial Loans, or the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.	if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.
if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of  contacts and including the addresses or telephone  numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.	if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

9.	if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

10.	if applicable, a record of any event resulting in a change to or confirmation of any data in the related Trust Student Loan File.

(L)      [Reserved].

(M)      “Initial Bill of Sale” means the document, in the form of Attachment B hereto, executed by an authorized officer of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding which shall (i) set forth the applicable Initial Loans offered by Blue Ridge Funding and accepted for purchase by Funding and by the Interim Eligible Lender Trustee for the benefit of Funding,

(ii) sell, assign and convey to Funding and the Interim Eligible Lender Trustee for the benefit of Funding, and their assignees, all rights, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by Blue Ridge Funding  and the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding as set forth in Sections 5 (A) and (B), by the Servicer as set forth in Section 5(C) and by the Interim Eligible Lender Trustee in Section 5(D) of these Master Terms are true and correct.

(N)      “Initial Cutoff Date” means November 25, 2014.

(O)      “Initial Loans” means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(P)      “Initial Payment” means the dollar amount specified as the “Initial Payment” in the applicable Purchase Agreement.

(Q)      “Initial Purchase Agreement” means the Purchase Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which these Master Terms form a part by reference), to be executed by Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding, Funding and the Interim Eligible Lender Trustee on behalf of Funding, which shall certify that the representations and warranties made by Blue Ridge Funding as set forth in Sections 5(A) and (B) and by the Servicer as set forth in Section 5(C) of these Master Terms are true and correct as of the Closing Date.

(R)      “Loan” means an Initial Loan, Additional Loan or Substituted Loan, as applicable, offered for sale and purchased, or substituted, pursuant to the related Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(S)      “Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to Blue Ridge Funding by Funding and completed by Blue Ridge Funding that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan.

(T)      “Master Depositor” means Churchill Funding LLC.

(U)       “Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

(V)       “Original Purchase Date” means with respect to any Loan, the date such Loan was purchased by Blue Ridge Funding from the Master Depositor pursuant to the Conveyance Agreement.

(W)       “PLUS Loan” means a Loan that was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

(X)      “Principal Balance” means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

(Y)       “Purchase Agreement” means the Initial Purchase Agreement or an Additional Purchase Agreement (including any attachments thereto), as applicable, substantially in the form of Attachment A or C hereto, of which the Master Terms form a part by reference.

(Z)      “Purchase Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans or Substituted Loans, the date of the related Additional Bill of Sale.

(AA)    “Purchase Price” means the Initial Payment or the Additional Loans Purchase Price, as applicable.

(BB)     “Purchased Loans” means, with respect to each Purchase Agreement, the Loans offered for sale and purchased or substituted pursuant to such Purchase Agreement.

(CC)       “Sale Agreement” means the Sale Agreement Master Securitization Terms Number 1000, dated as of November 25, 2014, among Navient Funding, LLC, as Seller, Navient Student Loan Trust 2014-8, as Purchaser, and Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee and as Eligible Lender Trustee.

(DD)       “Secretary” means the United States Secretary of Education or any successor.

(EE)       “SLS Loan” means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

(FF)        “Stafford Loan” means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

(GG)       “Statistical Cutoff Date” means October 5, 2014.

(HH)       “Subsequent Cutoff Date” means the date specified in the related Additional Purchase Agreement agreed to by Blue Ridge Funding and Funding for the purposes of determining the Principal Balance and accrued interest to be capitalized, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

(II)           [Reserved].

(JJ)           “Subsidized Stafford Loan” means a Loan for which the interest rate is governed by Section 427A(a) or 427A of the Higher Education Act.

(KK)        “Substituted Loans” means the Eligible Loans evidenced by a Note or Notes substituted by Blue Ridge Funding pursuant to the terms of Section 6(B) hereof from time to time as evidenced by an Additional Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.  For all purposes hereunder, except with respect to Purchase Price or as otherwise set forth herein, Substituted Loans shall be treated as Additional Loans.

(LL)         “Trust” means Navient Student Loan Trust 2014-8.

(MM)  “Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Loan, plus any Substituted Loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6(B) of the Sale Agreement or pursuant to Section 6(B) of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

(NN)    [Reserved].

(OO)    “Unsubsidized Stafford Loan” means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3.    SALE/PURCHASE

SECTION 3.1  SALE/PURCHASE OF INITIAL LOANS

(A)      Consummation of Sale and Purchase

The sale and purchase of Eligible Loans pursuant to the Initial Purchase Agreement to be dated as of the Closing Date shall be consummated upon (i) Funding’s receipt from Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding of the Initial Bill of Sale and (ii) the payment by Funding to Blue Ridge Funding of the Initial Payment.  Upon consummation, such sale and purchase shall be effective as of the date of the Initial Bill of Sale.  Blue Ridge Funding and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Purchase Agreement with respect to each Initial Loan.

(B)      Settlement of the Initial Payment

On the date of the Initial Bill of Sale, Funding shall pay to Blue Ridge Funding the Initial Payment by wire transfer of immediately available funds to the account specified by Blue Ridge Funding.

(C)      Interest Subsidy and Special Allowance Payments and Rebate Fees

Blue Ridge Funding shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan accruing up to but not including the Initial Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing up to but not including the Initial Cutoff Date.  The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Initial Cutoff Date.

(D)       Grant of Contract Right

In connection with the sale of the Initial Loans, Blue Ridge Funding hereby assigns to Funding all of its rights (but none of its obligations) under, in and to the Conveyance Agreement  with respect to the Initial Loans, including all rights of Blue Ridge Funding to proceed against the Master Depositor with respect to breaches of representations, warranties and covenants with respect to the Initial Loans.

SECTION 3.2   SALE/PURCHASE OF ADDITIONAL LOANS AND SUBSTITUTION OF SUBSTITUTED LOANS

(A) Requirements Relating to Additional Loans

From time to time during the Supplemental Purchase Period, Blue Ridge Funding may, but shall not be obligated to, sell or cause the sale of Eligible Loans to Funding, and Funding may (but only to the extent that the Eligible Loans are contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with the Sale Agreement and the related Additional Sale Agreement) purchase such Additional Loans from Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee at the related Additional Loans Purchase Price set forth in the related Additional Purchase Agreement.  In addition, at any time, Blue Ridge Funding may transfer Substituted Loans to Funding in satisfaction of any Loan repurchase obligations hereunder.  The sale and purchase (or substitution) of Additional Loans (or Substituted Loans) pursuant to an Additional Purchase Agreement shall be consummated as set forth in this Section 3.2.

(B) Consummation of Sale and Purchase

During the Supplemental Purchase Period with respect to the Additional Loans (and thereafter with respect to Substituted Loans), the sale and purchase of Eligible Loans pursuant to an Additional Purchase Agreement shall be consummated upon (i) Funding's receipt from Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee of a fully executed copy of the related Additional Purchase Agreement; and (ii) the payment by Funding to Blue Ridge Funding of the related Purchase Price.  Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale.  Blue Ridge Funding and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the related Additional Purchase Agreement with respect to each Additional Loan.

(C) Settlement of the Purchase Price

On the date of the related Additional Bill of Sale for an Additional Loan, Funding shall pay Blue Ridge Funding the related Purchase Price by wire transfer of immediately available funds to the account specified by Blue Ridge Funding (except that with respect to Substituted Loans, the consideration for such Loans shall be the transfer from Funding to Blue Ridge Funding of ownership of the Loans being substituted).

(D) Interest Subsidy and Special Allowance Payments and Rebate Fees

Blue Ridge Funding shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Additional Loan or Substituted Loan accruing up to but not including the related Subsequent Cutoff Date, as applicable, and shall be responsible for the payment of any rebate fees applicable to such Purchased Loans subject to the related Bill of Sale accruing up to but not including the related Subsequent Cutoff Date.  The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans or Substituted Loans, and shall be responsible for the payment of any rebate fees applicable to the Additional Loans accruing from the date of the related Subsequent Cutoff Date.

(E) Grant of Contract Right

In connection with each sale of Additional Loans, Blue Ridge Funding hereby assigns to Funding all of its rights (but none of its obligations) under, in and to the Conveyance Agreement with respect to the Additional Loans, including all rights of Blue Ridge Funding to proceed against the Master Depositor with respect to breaches of representations, warranties and covenants with respect to the applicable Additional Loans.

SECTION 3.3   GENERAL

(A)      [Reserved].

(B)      Intent of the Parties

With respect to each sale or substitution of Loans pursuant to these Master Terms and the related Purchase Agreements, it is the intention of Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee and Funding, and Blue Ridge Funding hereby warrants that, except for U.S. federal, state and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from Blue Ridge Funding to Funding and the Interim Eligible Lender Trustee for the benefit of and on behalf of Funding or a valid substitution, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of Blue Ridge Funding’s estate in the event of the bankruptcy of Blue Ridge Funding or the appointment of a receiver with respect to Blue Ridge Funding.

SECTION 4.    CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

Any purchase or substitution of Loans pursuant to these Master Terms is subject to the following conditions precedent being satisfied (and Blue Ridge Funding, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

(A)      Activities Prior to the Related Purchase Date

Blue Ridge Funding shall provide any assistance requested by Funding in determining that all required documentation on the related Loans is present and correct.

(B)      Continued Servicing

Following the execution of each Purchase Agreement, Blue Ridge Funding shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

(C)      Bill of Sale/Loan Transmittal Summary Form

Blue Ridge Funding shall deliver to Funding:

(i)      a Bill of Sale that (a) has been duly authorized, executed and delivered, by authorized officers of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, covering the applicable Loans offered by Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, (b) has been accepted by Funding as set forth thereon, selling, assigning and conveying to Funding and the Interim Eligible Lender Trustee on behalf of Funding and their assignees all right, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, including the insurance interest of the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, in each of the related Loans, and (c) states that the representations and warranties made by Blue Ridge Funding in Sections 5(A) and (B) of these Master Terms are true and correct on and as of the date of the related Bill of Sale; and

(ii)      the Loan Transmittal Summary Form, attached to the related Bill of Sale, identifying each of the Eligible Loans which is the subject of the related Bill of Sale and setting forth the unpaid Principal Balance of each such related Loan.

(D)      Endorsement

Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding shall provide a blanket endorsement transferring the entire interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding in the related Eligible Loans to Funding and the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Initial Purchase Agreement with respect to the Initial Loans or the Additional Purchase Agreement with respect to the Additional Loans or Substituted Loans.

At the direction of and in such form as Funding may designate, Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding also agree to individually endorse any Eligible Loan as Funding may request from time to time.

(E)      Officer’s Certificate

Blue Ridge Funding shall furnish to Funding, with each Bill of Sale provided in connection with each purchase or substitution of Eligible Loans pursuant to these Master Terms, an Officer’s Certificate, dated as of the date of such Bill of Sale.

(F)      Loan Transfer Statement

Upon Funding’s request, Blue Ridge Funding shall deliver to Funding one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding and dated the date of the related Bill of Sale.  Blue Ridge Funding agrees that Funding and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the related Bill of Sale.

(G)      Power of Attorney

Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding hereby grant to Funding and the Interim Eligible Lender Trustee, on behalf of and for the benefit of Funding, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from Blue Ridge Funding or the Servicer to Funding or the Interim Eligible Lender Trustee or any custodian on their behalf.  In furtherance of the foregoing, each of Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Funding and the Interim Eligible Lender Trustee hereby grant to Navient Solutions, Inc. a power of attorney to endorse any and all transfer documents (including, without limitation, Bills of Sale) to endorse transfers of record and beneficial ownership, as applicable, in and to all Loans.

(H)      Contemporaneous Sale

Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with Section 4(H) of the Sale Agreement.

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF BLUE RIDGE FUNDING AND THE INTERIM ELIGIBLE LENDER TRUSTEE

(A)      General

Blue Ridge Funding represents and warrants to Funding that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it or Substituted Loans substituted by it, as of the date of the related Purchase Agreement and Bill of Sale:

(i)      The Blue Ridge Funding Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii)      The Blue Ridge Funding Eligible Lender Trustee and Blue Ridge Funding are duly organized and existing under the laws of their respective governing jurisdictions;

(iii)      The Blue Ridge Funding Eligible Lender Trustee and Blue Ridge Funding have all requisite power and authority to enter into and to perform the terms of these Master Terms, the Initial Purchase Agreement and any Additional Purchase Agreement, the Initial Bill of Sale and any Additional Bill of Sale;

(iv)      The Blue Ridge Funding Eligible Lender Trustee and Blue Ridge Funding will not, with respect to any Loan purchased or substituted under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding;

(v)      It is the intention of Blue Ridge Funding, and Blue Ridge Funding hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding to Funding and the Interim Eligible Lender Trustee for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of Blue Ridge Funding’s estate in the event of the bankruptcy of Blue Ridge Funding or the appointment of a receiver with respect to Blue Ridge Funding; and

(vi)      Blue Ridge Funding does not have the right to cause the Master Depositor or the Servicer, as applicable, to modify, discontinue or terminate any borrower benefit incentive program at any time for any reason.

(B)      Particular—Blue Ridge Funding

Blue Ridge Funding represents and warrants to Funding and the Interim Eligible Lender Trustee on behalf of Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans that as of the Original Purchase Date and the Closing Date or the date of the related Purchase Agreement, as applicable:

(i)      The Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

(ii)      These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of Funding and the Interim Eligible Lender Trustee on behalf of Funding, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from Blue Ridge Funding;

(iii)      The Purchased Loans constitute either “Payment Intangibles” or “Accounts” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(iv)      As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

(v)      Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding are authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Purchased Loan repurchase or substitution by Blue Ridge Funding and/or the Blue Ridge Funding Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee is a party or by which Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)      The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)      No consents or approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

(viii)      Any payments on the Purchased Loans received by the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, as stated on the related Loan Transmittal Summary Form, is true and correct;

(ix)      Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

(x)      With respect to the first sale of Loans from the Blue Ridge Funding Eligible Lender Trustee on behalf of Blue Ridge Funding to the Interim Eligible Lender Trustee for the benefit of Funding, Blue Ridge Funding has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to Funding and the Interim Eligible Lender Trustee hereunder;

(xi)      Other than the security interest granted to Funding and the Interim Eligible Lender Trustee on behalf of Funding pursuant to this Agreement, Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans.  Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to Funding and the Interim Eligible Lender Trustee on behalf of Funding hereunder or any other security interest that has been terminated.  Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee are not aware of any judgment or tax lien filings against Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee; and

(xii)      No Loan with a Borrower who resides in New York City has a Borrower who has not made all payments then due and payable.

(C)      Particular – Servicer

The Servicer, in consideration for continuing to receive the applicable servicing fee, represents and warrants to Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, in each case executed pursuant to these Master Terms, that during the period commencing on the day immediately following the Original Purchase Date to and including the related Purchase Date, unless otherwise noted:

(i)      The Blue Ridge Funding Eligible Lender Trustee has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

(ii)      The Purchased Loans constitute “Accounts” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(iii)      As of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date, are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

(iv)      The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(v)      No consents or approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

(vi)      As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

(vii)      Any payments on the Purchased Loans received by the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, as stated on the related Loan Transmittal Summary Form is true and correct;

(viii)      Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(ix)      All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(x)      Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

(xi)      No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, or as of the related Subsequent Cutoff Date, with respect to any Additional Loans or Substituted Loans, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither Blue Ridge Funding nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xii)      Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan.  For Purchased Loans that were executed electronically, either (i) the Servicer has possession of the electronic records evidencing the Note or (ii) the Seller has agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agrees to hold and maintain the electronic records evidencing the notes, in each case as may be necessary to enforce the Note or as may be required by applicable e-sign laws.  The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans.  The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee.  All financing statements filed or to be filed against Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding in favor of the Interim Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee;”

(xiii)      No Borrower of a Purchased Loan as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is noted in the related Trust Student Loan File as being currently involved in a bankruptcy proceeding; and

(xiv)      Other than with respect to Substituted Loans, all Additional Loans will be purchased using funds on deposit in the Supplemental Purchase Account.

(D)      The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

(i)      The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of New York.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Terms, each Purchase Agreement and each Bill of Sale;

(ii)      The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and each Purchase Agreement, and these Master Terms and each Purchase Agreement will be executed and delivered by two of its officers who are duly authorized to execute and deliver these Master Terms and each Purchase Agreement on its behalf;

(iii)      Neither the execution nor the delivery by it of these Master Terms and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws; and

(iv)      The Interim Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Terms, each Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.    REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

(A)      Each party to these Master Terms shall give notice to the other parties promptly, in writing, upon the discovery of any breach of Blue Ridge Funding’s representations and warranties made pursuant to Sections 5(A) and (B) hereof or the Servicer’s representations and warranties made pursuant to Section 5(C) hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan.  In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, Blue Ridge Funding shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of such a material breach which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, Blue Ridge Funding shall purchase such Trust Student Loan from Funding (or, at the direction of Funding, from the Trust) not later than the sixtieth day following the end of such 360-day period.  Blue Ridge Funding shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and net forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan (to the extent not included in the calculation of the Purchase Amount).  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), Blue Ridge Funding shall remit the Purchase Amount along with those amounts set forth in the immediately preceding sentence in the manner specified in Section 2.6 of the Administration Agreement.  For the avoidance of doubt, any lien created pursuant to the Indenture with respect to any such purchased Trust Student Loan shall be released upon receipt of the related Purchase Amount along with the payment of such other amounts referred to in the immediately preceding sentence.

In addition, if any breach of Sections 5(A) and (B) hereof by Blue Ridge Funding or Section 5(C) hereof by the Servicer does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then Blue Ridge Funding shall reimburse Funding by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where Blue Ridge Funding reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, Blue Ridge Funding shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the Borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor as a result of a breach by Blue Ridge Funding or the Servicer or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act, in each case as a result of a breach by Blue Ridge Funding or the Servicer, exceeds 1% of the Pool Balance, Blue Ridge Funding (or the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be purchased by Blue Ridge Funding and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)) with Trust Student Loans with the earliest such date to be repurchased first.

(B)      In lieu of repurchasing Trust Student Loans pursuant to Section 6(A), Blue Ridge Funding may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

1.	status (i.e., in-school, grace, deferment, forbearance or repayment),

2.	program type (i.e., Unsubsidized Stafford Loan or Subsidized Stafford Loan (pre-1993 v. post-1993), PLUS Loan or SLS Loan),

3.	guarantee percentage,

4.	school type,

5.	total return,

6.	Principal Balance, and

7.	remaining term to maturity.

In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6(B), Blue Ridge Funding shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution a Purchase Agreement and related Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

In the event that Blue Ridge Funding elects to substitute Eligible Loans pursuant to this Section 6(B), Blue Ridge Funding will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. Blue

Ridge Funding shall also remit to Funding (or, at the direction of Funding, to the Trust) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans that are being removed, in the manner provided in Section 2.6 of the Administration Agreement.

(C)      The sole remedy of Funding, the Eligible Lender Trustee and the Noteholders with respect to a breach by Blue Ridge Funding pursuant to Sections 5(A) and (B) or the Servicer pursuant to Section 5(C) hereof shall be to require Blue Ridge Funding to purchase such Trust Student Loans, to reimburse Funding as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above.  The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.    OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

(A)      Any payment received by Blue Ridge Funding with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to Funding, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by Blue Ridge Funding in trust for the account of Funding and Blue Ridge Funding hereby disclaims any title to or interest in any such amounts.  Within two (2) Business Days following the date of receipt, Blue Ridge Funding shall remit to Funding an amount equal to any such payments along with a listing on a form provided by Funding identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B)      Any written communication received at any time by Blue Ridge Funding with respect to any Loan subject to these Master Terms or the related Purchase Agreement shall be transmitted by Blue Ridge Funding to the Servicer within two (2) Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.    CONTINUING OBLIGATION OF THE SELLER

Blue Ridge Funding shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee owned the related Purchased Loan, or (b) a payment made or alleged to have been made to Blue Ridge Funding. Further, Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee shall agree that either Blue Ridge Funding or the Blue Ridge Funding Eligible Lender Trustee shall reasonably cooperate in the preparation and filing of any financing statements at the request of Funding in order to reflect Funding’s interest in the Loans.

SECTION 9.    LIABILITY OF THE SELLER; INDEMNITIES

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer on behalf of Blue Ridge Funding under these Master Terms and each related Purchase Agreement.

(i)      The Servicer, in consideration for continuing to receive the servicing fee provided in Section 3.6 of the Servicing Agreement shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii)      The Servicer, in consideration for continuing to receive the servicing fee shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, Blue Ridge Funding’s or the Servicer’s, as applicable, willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Terms, or by reason of reckless disregard of its obligations and duties under these Master Terms.

(iii)      The Servicer, in consideration for continuing to receive the servicing fee shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder (except in connection with the representations and warranties of the Servicer herein, in respect of which the Servicer shall provide such indemnification), except to the extent that such cost, expense, loss, claim, damage, obligation or liability:  (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants in its individual capacity made under any of the Basic

Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of Blue Ridge Funding and the Servicer, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee, the termination of these Master Terms, and the resignation or removal of the Servicer (unless any successor servicer agrees in writing to assume the obligations of the Servicer under this Section 9) and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 10.    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SELLER

Any Person (a) into which Blue Ridge Funding may be merged or consolidated, (b) which may result from any merger or consolidation to which Blue Ridge Funding shall be a party or (c) which may succeed to the properties and assets of Blue Ridge Funding substantially as a whole, shall be the successor to Blue Ridge Funding without the execution or filing of any document or any further act by any of the parties to these Master Terms; provided, however, that Blue Ridge Funding hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following:  (i) the surviving Person, if other than Blue Ridge Funding, executes an agreement of assumption to perform every obligation of Blue Ridge Funding and the Servicer under these Master Terms, each Purchase Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5(A) shall have been breached; (iii) the surviving Person, if other than Blue Ridge Funding, shall have delivered to the Interim Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if Blue Ridge Funding is not the surviving entity, Blue Ridge Funding shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.    LIMITATION ON LIABILITY OF BLUE RIDGE FUNDING AND OTHERS

Blue Ridge Funding and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way Blue Ridge Funding’s obligations under Section 6).  Blue Ridge Funding shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability.  Except as provided herein, the repurchase (or substitution) and reimbursement obligations of Blue Ridge Funding will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is lesser than or greater than the aggregate Principal Balance stated on the related Bill of Sale, (i) if lesser, Blue Ridge Funding shall remit such amount to Funding and the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and (ii) if greater, Funding shall remit such amount to Blue Ridge Funding.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.    LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

Notwithstanding anything contained herein to the contrary, these Master Terms and the Initial Purchase Agreement have been, and any Additional Purchase Agreement will be, signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely in its capacity as the Blue Ridge Funding Eligible Lender Trustee for Blue Ridge Funding and the Interim Eligible Lender Trustee for Funding and in no event shall Deutsche Bank Trust Company Americas, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Blue Ridge Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee, Blue Ridge Funding or Funding, under these Master Terms or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Blue Ridge Funding or Funding.

SECTION 13.    EXPENSES

Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement (other than the Blue Ridge Funding Eligible Lender Trustee and the Interim Eligible Lender Trustee) shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14.    SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to the Purchase Agreement and each Additional Purchase Agreement executed pursuant to these Master Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Purchase Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of Blue Ridge Funding shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by the Servicer shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan.  Each Purchase Agreement supersedes all previous agreements and understandings between Funding and Blue Ridge Funding with respect to the subject matter thereof.  These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by Blue Ridge Funding or the Servicer or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by Blue Ridge Funding in strict accordance with said terms.

SECTION 15.    COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Blue Ridge Funding or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to Blue Ridge Funding or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.    FORM OF INSTRUMENTS

All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.    AMENDMENT

These Master Terms, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders (i) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any such Noteholder whose consent has not been obtained, or (ii) to correct any manifest error in the terms of the related document as compared to the terms expressly set forth in the Prospectus.

These Master Terms, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Purchased Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies then rating the Notes, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification (such notice to be prepared by the Administrator) of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies then rating the Notes.

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee’s own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18.    NONPETITION COVENANTS

Notwithstanding any prior termination of these Master Terms, Blue Ridge Funding, the Servicer, the Blue Ridge Funding Eligible Lender Trustee and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding; provided, however, nothing herein shall be deemed to prohibit the Blue Ridge Funding Eligible Lender Trustee or the Interim Eligible Lender Trustee from filing a claim in, or otherwise participating in, any such action or proceeding.

SECTION 19.    GOVERNING LAW

These Master Terms and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused these Master Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BLUE RIDGE FUNDING LLC                                                           NAVIENT FUNDING, LLC
   (Seller)                                                                                            (Purchaser)

By: /s/ Mark D. Rein                                                                            By:  /s/ Mark D. Rein
    Name:           Mark D. Rein                                                               Name:    Mark D. Rein
    Title:           Vice President                                                               Title:      Vice President

DEUTSCHE BANK TRUST COMPANY                                        DEUTSCHE BANK TRUST COMPANY
AMERICAS,                                                                                         AMERICAS,
not in its individual capacity but                                                       not in its individual capacity but
solely as Blue Ridge Funding Eligible Lender                                 solely as Interim Eligible Lender Trustee
Trustee

By: /s/ Michele H.Y. Voon                                                                  By: /s/ Michele H.Y. Voon
      Name:    Michele H.Y. Voon                                                                  Name:  Michele H.Y. Voon
      Title:      Vice President                                                                           Title:    Vice President

By: /s/ Mark DiGiacomo                                                                           By: /s/ Mark DiGiacomo
      Name:      Mark DiGiacomo                                                                         Name:    Mark DiGiacomo
      Title:        Vice President                                                                               Title:      Vice President

NAVIENT SOLUTIONS, INC.
(Servicer)

By: /s/ Jeffrey Stine
Name:   Jeffrey Stine
Title:     Vice President

Attachment A

INITIAL PURCHASE AGREEMENT
Dated as of November 25, 2014

PURCHASE AGREEMENT NUMBER 1

           Pursuant to the Master Terms (as defined below), each of Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee (the “Blue Ridge Funding Eligible Lender Trustee”) for the benefit of Blue Ridge Funding LLC (“Blue Ridge Funding”) under the Blue Ridge Funding Interim Trust Agreement, dated as of November 25, 2014, between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, and Blue Ridge Funding hereby offer for sale to each of Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC (“Funding”) under the Interim Trust Agreement dated as of November 25, 2014 between Funding and the Interim Eligible Lender Trustee, and Funding, the entire right, title and interest of Blue Ridge Funding in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, Funding and the Interim Eligible Lender Trustee for the benefit of Funding accept Blue Ridge Funding’s offer.  In order to qualify as Eligible Loans, no payment of principal of or interest on any such Loan shall be more than two hundred and ten (210) days past due as of the Statistical Cutoff Date.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee hereby sells to each of Funding and the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (the “Master Terms”) and any amendments thereto, incorporated herein by reference, among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Funding, the Servicer and the Interim Eligible Lender Trustee.  The Initial Payment for the Initial Loans shall be specified in a certificate to be delivered on and dated the Closing Date.

This document shall constitute the Initial Purchase Agreement referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms.  All references in the Master Terms to Loans, Eligible Loans, Initial Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Purchase Agreement.  Blue Ridge Funding hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Initial Loans described in the Initial Bill of Sale and the related Loan Transmittal Summary Form, as of the Closing Date.

 Each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Initial Loans purchased pursuant hereto on the Closing Date.

1

The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee hereby grants to Funding and the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

2

           IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BLUE RIDGE FUNDING LLC
(Seller)

By: /s/ Mark D. Rein
Name:    Mark D. Rein
Title:      Vice President

NAVIENT FUNDING, LLC
(Purchaser)

By: /s/ Mark D. Rein
Name:    Mark D. Rein
Title:      Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Interim Eligible Lender Trustee

By: /s/ Michele H.Y. Voon
        Name:  Michele H.Y. Voon
        Title:    Vice President

By: /s/ Mark DiGiacomo
        Name:  Mark DiGiacomo
        Title:    Vice President

3

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee

By: /s/ Michele H.Y. Voon
        Name:  Michele H.Y. Voon
        Title:    Vice President

By: /s/ Mark DiGiacomo
        Name:  Mark DiGiacomo
        Title:    Vice President

4

INITIAL PURCHASE AGREEMENT NUMBER 1
BLANKET ENDORSEMENT DATED NOVEMBER 25, 2014

Deutsche Bank Trust Company Americas, as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC (“Blue Ridge Funding”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Initial Bill of Sale dated the date hereof executed by Blue Ridge Funding in favor of Deutsche Bank Trust Company Americas, as the Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC (“Funding”), and Funding.  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Initial Purchase Agreement among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Funding, the Servicer and the Interim Eligible Lender Trustee which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL PURCHASE AGREEMENT.  BY EXECUTION HEREOF, BLUE RIDGE FUNDING ACKNOWLEDGES THAT BLUE RIDGE FUNDING HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL PURCHASE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING’S PAYMENT TO BLUE RIDGE FUNDING OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY BLUE RIDGE FUNDING AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL RELATED BILL OF SALE.

1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC

Lender Code:  833 253

By:      /s/ Michele H.Y. Voon
(Signature of Authorized Signatory for Seller)
Name:  Michele H.Y. Voon
Title:    Vice President

By:      /s/ Mark DiGiacomo
(Signature of Authorized Signatory for Seller)
Name:  Mark DiGiacomo
Title:    Vice President

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC

By:     /s/ Michele H.Y. Voon
(Signature of Authorized Signatory for Purchaser)
Name:  Michele H.Y. Voon
Title:    Vice President

By:     /s/ Mark DiGiacomo
(Signature of Authorized Signatory for Purchaser)
Name:  Mark DiGiacomo
Title:    Vice President
Date of Purchase: November 25, 2014

2

Attachment B

INITIAL BILL OF SALE DATED NOVEMBER 25, 2014

The undersigned (“Blue Ridge Funding”) and Deutsche Bank Trust Company Americas, as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding under the Blue Ridge Funding Interim Eligible Lender Trust Agreement, dated as of November 25, 2014 (the “Blue Ridge Funding Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the “Purchase Agreement”) among Navient Funding, LLC (“Funding”), the Blue Ridge Funding Eligible Lender Trustee and Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of November 25, 2014 between Funding and the Interim Eligible Lender Trustee, do hereby sell, assign and convey to Funding and the Interim Eligible Lender Trustee, for the benefit of Funding, and their assignees, without recourse except as provided in the Initial Purchase Agreement, all right, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, including the insurance interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase.  The portfolio of Loans accepted for purchase by Funding and the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

Blue Ridge Funding hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Initial Purchase Agreement with respect to the Loans being sold hereby.  Each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the related Initial Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

1

CERTAIN OTHER LOAN CRITERIA

■	Not in claims status, not previously rejected
■	Not in litigation
■	Last disbursement was on or before the Statistical Cutoff Date
■	Loan is not swap-pending

*Based upon Blue Ridge Funding’s estimated calculations, which may be adjusted upward or downward based upon Funding’s reconciliation.
** Includes interest to be capitalized.

2

Guarantors:

American Student Assistance
College Assist
Educational Credit Management Corporation
Finance Authority Of Maine
Florida Office Of Student Financial Assistance
Great Lakes Higher Education Guaranty Corporation
Illinois Student Assistance Commission
Kentucky Higher Education Assistance Authority
Louisiana Office Of Student Financial Assistance
Michigan Guaranty Agency
Missouri Department of Higher Education
Montana Guaranteed Student Loan Program
Nebraska National Student Loan Program
New Hampshire Higher Education Assistance Foundation
New Jersey Higher Education Student Assistance Authority
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Pennsylvania Higher Education Assistance Agency
Rhode Island Higher Education Assistance Authority
Student Loan Guarantee Foundation of Arkansas
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

3

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC

Lender Code: 833 253

By:      /s/ Michele H.Y. Voon
(Signature of Authorized Signatory for Seller)
Name:  Michele H.Y. Voon
Title:    Vice President

By:      /s/ Mark DiGiacomo
(Signature of Authorized Signatory for Seller)
Name:  Mark DiGiacomo
Title:    Vice President

Blue Ridge Funding LLC

By:      /s/ Mark D. Rein
           (Signature of Authorized Signatory
            for Seller)

Name:  Mark D. Rein
Title:    Vice President

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC

By:      /s/ Michele H.Y. Voon
(Signature of Authorized Signatory for Purchaser)
Name:  Michele H.Y. Voon
Title:    Vice President

By:      /s/ Mark DiGiacomo
(Signature of Authorized Signatory for Purchaser)
Name:  Mark DiGiacomo
Title:    Vice President

Date of Purchase:  November 25, 2014

PURCHASER

Navient Funding, LLC
2001 Edmund Halley Drive
Reston, Virginia 20191

By:      /s/ Mark D. Rein
(Signature of Authorized Officer)
Name:  Mark D. Rein
Title: Vice President

Date of Purchase:  November 25, 2014

4

Attachment C

ADDITIONAL PURCHASE AGREEMENT NUMBER [   ]
Dated as of [   ], 2014

ADDITIONAL PURCHASE AGREEMENT NUMBER [  ]

Each of Deutsche Bank Trust Company Americas, as Blue Ridge Funding Eligible Lender Trustee (the “Blue Ridge Funding Eligible Lender Trustee”) for the benefit of Blue Ridge Funding LLC (“Blue Ridge Funding”), under the Blue Ridge Funding Interim Trust Agreement, dated as of November 25, 2014, between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, and Blue Ridge Funding hereby offer for sale to Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of Navient Funding, LLC (“Funding”), under the Interim Trust Agreement dated as of November 25, 2014 between Funding and the Interim Eligible Lender Trustee, and Funding, the entire right, title and interest of Blue Ridge Funding in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts Blue Ridge Funding’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Additional Loans Purchase Price, each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, hereby sells to each of Funding and the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000, dated November 25, 2014 (the “Master Terms”), and any amendments thereto permitted by its terms, incorporated herein by reference, among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Funding, the Servicer and the Interim Eligible Lender Trustee.  The applicable Additional Loans Purchase Price shall be $[ ].

This document shall constitute an Additional Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms.  All references in the Master Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Purchase Agreement.  Blue Ridge Funding hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

Each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding, authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Purchase Date.

1

The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding to Funding and the Interim Eligible Lender Trustee for the benefit of Funding.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding hereby grants to Funding and the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Additional Purchase Agreement Number [  ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

BLUE RIDGE FUNDING LLC
(Seller)

By:  _________________________

Name:  _______________________

Title:  ________________________

NAVIENT FUNDING, LLC
(Purchaser)

By:  __________________________

Name:  ________________________

Title:  _________________________

2

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Interim Eligible Lender Trustee

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

3

ADDITIONAL PURCHASE AGREEMENT NUMBER [         ]
[   ] BLANKET ENDORSEMENT DATED [   ], 2014

Deutsche Bank Trust Company Americas, as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC (“Blue Ridge Funding”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Additional Bill of Sale executed by Blue Ridge Funding in favor of Deutsche Bank Trust Company Americas, as the Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC (“Funding”), and Funding.  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Additional Purchase Agreement among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Funding and the Interim Eligible Lender Trustee which covers the promissory note (the “Additional Purchase Agreement”).

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, the Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL PURCHASE AGREEMENT.  BY EXECUTION HEREOF, BLUE RIDGE FUNDING ACKNOWLEDGES THAT BLUE RIDGE FUNDING HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL PURCHASE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING’S PAYMENT TO BLUE RIDGE FUNDING OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY BLUE RIDGE FUNDING AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

4

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC

Lender Code: 833 253

By: ____________________________
        (Signature of  Authorized Signatory
         for Seller)
Name:
Title:

By: ____________________________
        (Signature of  Authorized Signatory
         for Seller)
Name:
Title:

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC

By:  _____________________________
(Signature of Authorized Signatory for Purchaser)

Name:  __________________________

Title:  ___________________________

Date of Purchase:  _________________

5

Attachment D

ADDITIONAL BILL OF SALE

DATED [  ], 2014

The undersigned (“Blue Ridge Funding”) and Deutsche Bank Trust Company Americas, as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding under the Blue Ridge Funding Interim Eligible Lender Trust Agreement, dated as of November 25, 2014 (the “Blue Ridge Funding Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Additional Purchase Agreement Number [       ] (the “Purchase Agreement”) among Navient Funding, LLC (“Funding”), and Deutsche Bank Trust Company Americas, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of November 25, 2014 between Funding and the Interim Eligible Lender Trustee, do hereby sell, assign and convey to Funding and the Interim Eligible Lender Trustee for the benefit of Funding, and their assignees, without recourse except as provided in the Additional Purchase Agreement, all right, title and interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, including the insurance interest of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase.  The portfolio of Additional Loans accepted for purchase by Funding and the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

Blue Ridge Funding hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Purchase Agreement related hereto with respect to the Additional Loans being sold hereby.  Each of Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee, authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the portfolio of Additional Loans accepted for purchase, on the Purchase Date.

LISTING OF LOANS ON FOLLOWING PAGE

1

CERTAIN OTHER LOAN CRITERIA

■	Not in claims status, not previously rejected
■	Not in litigation
■	Last disbursement was on or before the related Subsequent Cutoff Date
■	Loan is not swap-pending

*Based upon Blue Ridge Funding’s estimated calculations, which may be adjusted upward or downward based upon Funding’s reconciliation.
** Includes interest to be capitalized.

2

Guarantor(s):

[TO BE PROVIDED]

3

IN WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Blue Ridge Funding Eligible Lender Trustee for the benefit of Blue Ridge Funding LLC

Lender Code: 833 253

By:  ____________________________
(Signature of Authorized Officer)
Name:
Title:

By:  ____________________________
(Signature of Authorized Officer)
Name:
Title:

Blue Ridge Funding LLC

By: _____________________________
      (Signature of Authorized Signatory
       for Seller)

Name:
Title:

PURCHASER

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Navient Funding, LLC

By:  _____________________________
(Signature of Authorized Signatory for Purchaser)
Name:
Title:

By:  _____________________________
(Signature of Authorized Signatory for Purchaser)
Name:
Title:

Date of Purchase:  _________________

4

PURCHASER Navient Funding, LLC 2001 Edmund Halley Drive Reston, Virginia 20191 By: _____________________________ (Signature of Authorized Officer) Name: Title: Date of Purchase: _________________

5

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Additional Loans	Principal Balance as of the related Subsequent Cutoff Date	Purchase Price

6